                                                                                   MORGAN
                                                                              & COMPANY
                                                                                                                                                                                    CHARTERED ACCOUNTANTS

INDEPENDENT AUDITORS’ CONSENT

We consent to the use in the Registration Statement of Chubasco Resources Corp. on Form SB-2 of our Independent Auditors’ Report, dated October 4, 2004, on the balance sheet of Chubasco Resources Corp. as at July 31, 2004 and the related statements of operations, cash flows, and stockholders’ equity for the period from inception, April 27, 2004, to July 31, 2004.

Vancouver,Canada                                                                                                                                             "Morgan & Company"

October 7, 2004                                                                                                                                                   Chartered Accountants

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